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                                                                    Exhibit 23.2

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 23, 2001, in the Registration Statement (Form SB-2 No. 333-00000) and related Prospectus of Digital Descriptor Systems, Inc. dated April 30, 2001.



                                                     /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
May 1, 2001